Exhibit 99.1
For Immediate Release
Contact
Archstone-Smith Trust
H. Andrew Cantor
     800-982-9293 • 303-708-5959
ARCHSTONE-SMITH SETS DATE FOR SPECIAL SHAREHOLDERS MEETING
Denver— July 10, 2007 — Archstone-Smith Trust (NYSE: ASN) today announced that it has scheduled a special meeting of its shareholders to approve the merger of Archstone with and into a subsidiary of River Holding, LP, an entity jointly controlled by affiliates of Tishman Speyer Real Estate Venture VII, L.P. and Lehman Brothers Holdings Inc., pursuant to the Agreement and Plan of Merger, dated as of May 28, 2007, among Archstone, Archstone-Smith Operating Trust, and affiliates of Tishman Speyer Real Estate Venture VII, L.P. and Lehman Brothers Holdings Inc., and the other transactions contemplated by the merger agreement. The special meeting will be held on Tuesday, August 21, 2007 at 12:00 noon, Mountain Time, at The Hyatt Regency Denver Tech Center, Business Plan Lounge, 7800 East Tufts Avenue, Denver, Colorado.
Holders of Archstone common shares of beneficial interest of record at the close of business on July 12, 2007, the record date for the special meeting, will be entitled to vote at the meeting. Completion of the transactions is subject to the affirmative vote of holders of at least a majority of Archstone’s outstanding common shares and other customary closing conditions.
Under the terms of the merger agreement, holders of Archstone’s common shares (other than Archstone, its subsidiaries and the affiliate of Tishman Speyer Real Estate Venture VII, L.P. and Lehman Brothers Holdings Inc. with which Archstone would merge) will receive $60.75 in cash, without interest, for each common share issued and outstanding immediately prior to the effective time of the merger.
About Archstone-Smith
Archstone-Smith (NYSE: ASN), an S&P 500 company, is a recognized leader in apartment investment and operations. The company’s portfolio is concentrated in many of the most desirable neighborhoods in the Washington, D.C. metropolitan area, Southern California, the San Francisco Bay Area, the New York metropolitan area, Seattle and Boston. The company continually upgrades the quality of its portfolio through the selective sale of assets, using proceeds to fund investments in assets with even better growth prospects. Through its two brands, Archstone and Charles E. Smith, Archstone-Smith strives to provide great apartments and great service to its customers — backed by unconditional service guarantees. As of March 31, 2007, the company owned or had an ownership position in 344 communities, representing 86,014 units, including units under construction.
About Tishman Speyer
Tishman Speyer is one of the leading owners, developers, operators, and fund managers of first-class real estate in the world. Since 1978, Tishman Speyer has acquired, developed and operated more than 230 properties totaling over 100 million square feet and over 14,000 residential units, and manages a property portfolio in excess of $40 billion in total value across the United States, Europe, Latin America and Asia, including signature properties such as New York’s Rockefeller Center and the Chrysler Center, Berlin’s Sony Center and Torre Norte in São Paolo, Brazil.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on current expectations, estimates and projections about the industry, markets in which Archstone-Smith operates, management’s beliefs, assumptions made by management and the transactions described in this press release. While Archstone-Smith management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of pending legal proceedings instituted against Archstone-Smith, its trustees and certain members of management; (3) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger, including the expiration of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, compliance with European anti-trust regulations, and the effectiveness of the registration statement relating to the issuance of Series O Preferred Units in the operating trust merger; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (7) the impact of the substantial indebtedness incurred to finance the consummation of the merger; and other risks that are set forth under “Risk Factors” in Archstone-Smith’s 2006 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 2007. All forward-looking statements speak only as of the date of this press release or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.
Additional Information About the Merger and Where to Find It
This communication is being made in respect of the proposed merger transactions involving Archstone-Smith and Archstone-Smith Operating Trust. Archstone-Smith will file a definitive proxy statement with the SEC in connection with the proposed merger. Archstone-Smith urges investors and shareholders to read the proxy statement when it becomes available and any other relevant documents filed by Archstone-Smith with the SEC because they will contain important information. Separately, Archstone-Smith Operating Trust will file a prospectus/information statement with the SEC in connection with the proposed Archstone-Smith Operating Trust merger. Archstone-Smith Operating Trust urges investors and unitholders to read the prospectus/information statement when it becomes available and any other relevant documents filed by Archstone-Smith Operating Trust with the SEC because they will contain important information.
The final proxy statement will be mailed to Archstone-Smith shareholders and the prospectus/information statement will be mailed to Archstone-Smith Operating Trust unitholders. The proxy statement, prospectus/information statement and other documents filed with the SEC will be available free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Archstone-Smith and Archstone-Smith Operating Trust will be available free of charge on the investor relations portion of Archstone-Smith’s website at www.ArchstoneSmith.com, or by contacting the investor relations department of Archstone-Smith, telephone (303) 708-5959.
Archstone-Smith and certain of its trustees and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the merger. The names of Archstone-Smith’s trustees and executive officers and a description of their interests in Archstone-Smith are set forth in the definitive proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on April 11, 2007. Investors, shareholders and unitholders can obtain updated information regarding the direct and indirect interests of Archstone-Smith’s trustees and executive officers in the Archstone-Smith merger by reading the definitive proxy statement when it becomes available.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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